UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2004

Analex Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5404	71-0869563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5904 Richmond Highway, Suite 300, Alexandria, VA 22309

(Address of principal executive offices) (Zip Code)

(703) 329-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

On July 14, 2004, Analex Corporation (the “Company” or “Analex”) announced the appointment of Joseph “Keith” Kellogg, Jr. to the Company’s Board of Directors. With the appointment of Mr. Kellogg, five (5) of the Company’s current nine (9) directors are independent members of the Board. A copy of the Company’s press release announcing Mr. Kellogg’s appointment is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c) A copy of the Company’s press release dated July 14, 2004 is included herein as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALEX CORPORATION

Date: July 14, 2004	By:	/s/ Ronald B. Alexander
Ronald B. Alexander
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release dated July 14, 2004 regarding Joseph “Keith” Kellogg, Jr.’s appointment to the Board.